EXHIBIT 23

                               CONSENT OF COUNSEL

      The consent of David M. Hayes, General Counsel and Secretary of the Company, is included in his opinions, a copy of which is filed as Exhibit 5.

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
    Agway Inc.:

We consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated August 30, 1996 on our audits of the consolidated financial statements and financial statement schedules of Agway Inc. and Consolidated Subsidiaries as of June 30, 1996 and 1995, and for the years ended June 30, 1996, 1995, and 1994, appearing in the Annual Report on Form 10-K (SEC File No. 2-22791) of Agway Inc. and Consolidated Subsidiaries filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

We also consent to the reference to our firm under the caption "Experts" in this Prospectus.









COOPERS & LYBRAND L.L.P.

Syracuse, New York
September 10, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS







We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated August 11, 1995, relating to the consolidated financial statements of H. P. Hood Inc., appearing on page 27 of Agway Inc.'s Annual Report on Form 10-K for the year ended June 30, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.





Price Waterhouse LLP
Boston, Massachusetts
September 6, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS







We  hereby  consent  to  the  incorporation  by  reference  in  this  Prospectus constituting part of this Registration Statement on Form S-3 of our report dated

August 9, 1996,  relating to the June 25, 1994  financial  statements of Curtice

Burns Foods,  Inc.,  which report is included in Agway Inc.'s  Annual  Report on

Form 10-K, for the year ended June 30, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.






PRICE WATERHOUSE LLP

Rochester, New York
September 9, 1996